                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    ________

                                   FORM N-CSR
                                    ________

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   INVESTMENT COMPANY ACT FILE NUMBER 811-8747

                    CHARTWELL DIVIDEND AND INCOME FUND, INC.
               (Exact name of registrant as specified in charter)
                                    ________


                         1235 Westlakes Drive, Suite 400
                                Berwyn, PA 19312
               (Address of principal executive offices) (Zip code)

                         PNC Bank, National Association
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                           Attn: Closed-End Department
                     (Name and address of agent for service)

         REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-610-296-1400

                   DATE OF FISCAL YEAR END: NOVEMBER 30, 2003

                     DATE OF REPORTING PERIOD: MAY 31, 2003

ITEM 1.    REPORTS TO STOCKHOLDERS.

                   CHARTWELL DIVIDEND AND INCOME FUND, INC.
                    SEMI-ANNUAL REPORT TO SHAREHOLDERS DATED
                                  MAY 31, 2003

[Logo Omitted]

CHARTWELL
INVESTMENT
PARTNERS

[GRAPHIC OMITTED]

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2003
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES & STRATEGY

The Chartwell Dividend and Income Fund's [the "Fund"] primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The Fund will seek to achieve its objectives by investing, under normal circumstances, at least 50% of its total assets in income generating equity securities, including dividend paying common stocks, convertible securities, preferred stocks and other equity-related securities. In addition, the Fund may invest the balance of its total assets in non-convertible debt securities, consisting primarily of corporate bonds. The Fund attempts to minimize individual security risk by diversifying across many industries and asset classes. The Chartwell Dividend and Income Fund is a closed-end management investment company which trades on the New York Stock Exchange under the symbol CWF.

HIGH-YIELD CORPORATE BONDS

High-yield bonds are non-investment grade corporate debt obligations rated "Ba1" or lower by Moody's Investors Service, Inc. or "BB+" or lower by Standard and Poor's Ratings Group; they typically have a higher risk level than investment-grade bonds. These securities have historically compensated investors with higher levels of income for that risk. Prices usually are less sensitive to interest rate fluctuations than higher rated bonds because of the high income levels. However, the prices of these bonds are more sensitive to changes in the economy.

CONVERTIBLE SECURITIES

The Fund can invest in both convertible preferred stock and convertible bonds. Both pay fixed rates of income, but because they can be converted into common stock, they are indirectly tied to the common stock's performance. As a result, convertible securities generally offer higher income than common stocks and an opportunity for price appreciation when the value of the underlying security rises. The Fund buys convertibles when the underlying common stock offers strong growth potential as well.

COMMON STOCK

The Fund invests in the common stocks of utility companies, Real Estate Investment Trusts (REITs) and other industrial and financial companies as well as other equity securities. Both utilities and REITs tend to offer a premium dividend yield with steady growth that can lead to capital appreciation. Industrial and financial stocks are primarily purchased for capital appreciation based on the fundamental value of the underlying company.


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                                    CHARTWELL
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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2003
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

DEAR SHAREHOLDERS,

The last six months have proven to be an exceptionally volatile, but ultimately profitable time period for shareholders of the Chartwell Dividend and Income Fund. The successful completion of the war in Iraq, the passage of major investor tax relief and improving corporate earnings trends have fueled the market advance from the lows established in early March. At the same time, bond investments, especially high yield bonds, have also rallied sharply. It is the first time in many months that both of the Fund's major asset classes, stocks and high-yield bonds, rallied together.

The Fund ended this period at a price of $8.50, a 5.3% premium to net asset value (NAV) of $8.07. Over the last six months, the Fund has traded at a low of $7.09 and ended the period on May 31st at its high of $8.50. For the past six months, the total stock market return to shareholders was 24.6%. The NAV return of the Fund was 15.5%. This compares to the S&P 500, which was up 3.9%, and the Merrill Lynch High Yield Cash Pay Index, which was up 15.8%. We were very happy with both the market returns and NAV returns of the Fund during the past six months. Since inception, the Fund has now beaten the S&P 500 on a total return basis.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TOTAL RETURN SINCE FUND INCEPTION (JUNE 29, 1998)

Total Return
S&P 500 -9.0%
CWF -4.0%

Annualized Return
S&P 500 -1.9%
CWF -0.8%

         *Stock market return assumes reinvestment of gross dividends.

We remain optimistic for the remainder of 2003 although that must be tempered by the recent run-up in valuations in both the equity and high-yield markets. Corporate profits are growing and neither inflation nor deflation appear to be checking the economy. Although there can be no guarantees, we believe there is room for positive returns during the remainder of 2003.



                                        3
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                                    CHARTWELL
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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2003
--------------------------------------------------------------------------------

As you can see, the yield on the S&P 500 is very attractive versus the current yield on Treasury bonds.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVIDEND YIELD/10-YEAR T-BOND YIELD
S&P INDEX WITH OPERATING EPS (SPX) PRICE 982.3

7/30/93     0.49
8/27/93     0.51
9/24/93     0.52
10/29/93    0.51
11/26/93    0.48
12/31/93    0.49
1/28/94     0.48
2/25/94     0.46
3/25/94     0.43
4/29/94     0.41
5/27/94     0.40
6/24/94     0.41
7/29/94     0.41
8/26/94     0.39
9/30/94     0.39
10/28/94    0.37
11/25/94    0.38
12/30/94    0.38
1/27/95     0.38
2/24/95     0.39
3/31/95     0.39
4/28/95     0.39
5/26/95     0.42
6/30/95     0.42
7/28/95     0.39
8/25/95     0.40
9/29/95     0.40
10/27/95    0.42
11/24/95    0.41
12/29/95    0.43
1/26/96     0.42
2/23/96     0.38
3/29/96     0.36
4/26/96     0.35
5/31/96     0.33
6/28/96     0.33
7/26/96     0.35
8/30/96     0.33
9/27/96     0.33
10/25/96    0.33
11/29/96    0.33
12/27/96    0.32
1/31/97     0.30
2/28/97     0.30
3/28/97     0.29
4/25/97     0.29
5/30/97     0.28
6/27/97     0.27
7/25/97     0.28
8/29/97     0.28
9/26/97     0.28
10/31/97    0.30
11/28/97    0.29
12/26/97    0.30
1/30/98     0.30
2/27/98     0.27
3/27/98     0.26
4/24/98     0.26
5/29/98     0.27
6/26/98     0.26
7/31/98     0.27
8/28/98     0.31
9/25/98     0.34
10/30/98    0.33
11/27/98    0.29
12/25/98    0.28
1/29/99     0.28
2/26/99     0.26
3/26/99     0.25
4/30/99     0.24
5/28/99     0.23
6/25/99     0.21
7/30/99     0.21
8/27/99     0.21
9/24/99     0.23
10/29/99    0.20
11/26/99    0.19
12/31/99    0.17
1/28/00     0.18
2/25/00     0.19
3/31/00     0.18
4/28/00     0.18
5/26/00     0.18
6/30/00     0.18
7/28/00     0.18
8/25/00     0.18
9/29/00     0.19
10/27/00    0.20
11/24/00    0.21
12/29/00    0.23
1/26/01     0.22
2/23/01     0.25
3/30/01     0.28
4/27/01     0.24
5/25/01     0.22
6/29/01     0.24
7/27/01     0.26
8/31/01     0.29
9/28/01     0.33
10/26/01    0.32
11/30/01    0.29
12/28/01    0.26
1/25/02     0.28
2/22/02     0.31
3/29/02     0.26
4/26/02     0.30
5/31/02     0.30
6/28/02     0.34
7/26/02     0.43
8/30/02     0.43
9/27/02     0.53
10/25/02    0.44
11/29/02    0.41
12/27/02    0.49
1/31/03     0.47
2/28/03     0.51
3/28/03     0.47
4/25/03     0.46
5/30/03     0.50
6/27/03     0.46


High-yield bond spreads have great momentum and plenty of room on a historical basis for improvement. In addition, high-yield bonds are still inexpensive on a historical basis. Below, you can see that the yield on high-yield bonds minus the yield on Treasury bonds is still at a high level.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

SPREAD: HI YIELD CORP/US T-BOND 10-YEAR

7/30/93     4
8/27/93     4.28
9/24/93     4.42
10/29/93    4.32
11/26/93    3.98
12/31/93    3.79
1/28/94     3.64
2/25/94     3.23
3/25/94     3.16
4/29/94     3.42
5/27/94     3.48
6/24/94     3.22
7/29/94     3.55
8/26/94     3.49
9/30/94     3.2
10/28/94    3.14
11/25/94    3.41
12/30/94    3.42
1/27/95     3.58
2/24/95     3.54
3/31/95     3.53
4/28/95     3.37
5/26/95     3.61
6/30/95     3.83
7/28/95     3.51
8/25/95     3.71
9/29/95     3.85
10/27/95    3.87
11/24/95    3.96
12/29/95    4.12
1/26/96     3.93
2/23/96     3.59
3/29/96     3.45
4/26/96     3.37
5/31/96     3.02
6/28/96     3.19
7/26/96     3.1
8/30/96     2.92
9/27/96     2.94
10/25/96    3.1
11/29/96    3.29
12/27/96    3.11
1/31/97     2.92
2/28/97     2.76
3/28/97     2.66
4/25/97     2.58
5/30/97     2.4
6/27/97     2.39
7/25/97     2.44
8/29/97     2.27
9/26/97     2.34
10/31/97    2.71
11/28/97    2.61
12/26/97    2.72
1/30/98     2.68
2/27/98     2.66
3/27/98     2.52
4/24/98     2.56
5/29/98     2.81
6/26/98     3.06
7/31/98     3.14
8/28/98     4.57
9/25/98     5.42
10/30/98    5.86
11/27/98    5.09
12/25/98    5.16
1/29/99     5.26
2/26/99     4.93
3/26/99     4.91
4/30/99     4.4
5/28/99     4.5
6/25/99     4.31
7/30/99     4.51
8/27/99     4.59
9/24/99     4.89
10/29/99    4.95
11/26/99    4.74
12/31/99    4.36
1/28/00     4.46
2/25/00     4.85
3/31/00     5.78
4/28/00     5.72
5/26/00     6.16
6/30/00     6.1
7/28/00     6.05
8/25/00     6.34
9/29/00     6.52
10/27/00    7.42
11/24/00    8.03
12/29/00    8.67
1/26/01     7.48
2/23/01     7.17
3/30/01     7.51
4/27/01     7.31
5/25/01     6.73
6/29/01     7.29
7/27/01     7.44
8/31/01     7.2
9/28/01     8.94
10/26/01    8.48
11/30/01    7.42
12/28/01    7.27
1/25/02     7.05
2/22/02     7.14
3/29/02     6.1
4/26/02     6.05
5/31/02     6.28
6/28/02     7.95
7/26/02     8.82
8/30/02     8.57
9/27/02     9.51
10/25/02    9.6
11/29/02    7.94
12/27/02    8.04
1/31/03     7.31
2/28/03     7.42
3/28/03     6.73
4/25/03     5.68
5/30/03     5.85
6/27/03     5.06


                                        4
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                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2003
--------------------------------------------------------------------------------

At the end of the second fiscal quarter, Leslie M. Varrelman, Vice President/ Portfolio Manager of the Fund's fixed income investments, resigned from the Advisor. Her associate, Andrew S. Toburen, who has been managing high yield securities for the Advisor since June, 1999, will continue to manage the fixed income portfolio. It is expected that Mr. Toburen will be elected an officer of the Fund at the July 16, 2003 Board Meeting. We thank you for your continuing support of our portfolio management team and the Chartwell Dividend and Income Fund.

Sincerely,

/s/Winthrop S. Jessup
Winthrop S. Jessup
PARTNER
CHARTWELL INVESTMENT PARTNERS


/s/Bernard P. Schaffer                      /s/Andrew S. Toburen
Bernard P. Schaffer                         Andrew S. Toburen
PORTFOLIO MANAGER                           PORTFOLIO MANAGER


                            PORTFOLIO MANAGEMENT TEAM

Bernard P. Schaffer                         Andrew S. Toburen
PORTFOLIO MANAGER                           PORTFOLIO MANAGER
EQUITIES                                    FIXED INCOME

Doster J. Esh                               Christine F. Williams
PORTFOLIO ANALYST                           PORTFOLIO MANAGER
EQUITY AND CONVERTIBLE SECURITIES           FIXED INCOME


                                       5
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                                    CHARTWELL
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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2003
--------------------------------------------------------------------------------
FIXED INCOME RESULTS

CWF (as a % of total investments)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
Equities
48%

Utilities
5%

REITS
7%

Bond
40%


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

FIXED INCOME PERFORMANCE
CWF
12.66%

ML HY
Cash Pay Index
15.84%


After five years of below average returns, high yield corporate bonds turned a corner in the fall of 2002. Recent performance has been strong, with the Merrill Lynch High Yield Cash Pay Index returning 15.84% for the six months ending May 31, 2003. The high yield portion of the Fund underperformed the index, largely due to our higher quality bias.

Spreads (i.e. the yield premium over Treasuries) tightened 196 basis points over the last six months. Falling interest rates provided another pillar of support for the rally. At the end of May, the yield on the 10-year Treasury note was at a forty year low of 3.35% and the high yield market's yield stood at 9.25%, the lowest level in five years. However, by historical standards, spreads remain wide at 590 basis points.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

HIGH YIELD PREMIUM OVER TREASURERS ("SPREAD")
Source: Merrill Lynch, Bloomberg, through (5/31/03)

Nov-94      321
Dec-94      319
Jan-95      342
Feb-95      336
Mar-95      332
Apr-95      318
May-95      344
Jun-95      368
Jul-95      338
Aug-95      355
Sep-95      373
Oct-95      374
Nov-95      387
Dec-95      396
Jan-96      366
Feb-96      321
Mar-96      325
Apr-96      300
May-96      282
Jun-96      306
Jul-96      298
Aug-96      275
Sep-96      270
Oct-96      297
Nov-96      305
Dec-96      266
Jan-97      260
Feb-97      243
Mar-97      258
Apr-97      271
May-97      243
Jun-97      241
Jul-97      242
Aug-97      230
Sep-97      234
Oct-97      272
Nov-97      266
Dec-97      269
Jan-98      271
Feb-98      261
Mar-98      260
Apr-98      271
May-98      293
Jun-98      315
Jul-98      314
Aug-98      484
Sep-98      558
Oct-98      602
Nov-98      511
Dec-98      537
Jan-99      528
Feb-99      485
Mar-99      487
Apr-99      440
May-99      449
Jun-99      450
Jul-99      429
Aug-99      454
Sep-99      479
Oct-99      492
Nov-99      461
Dec-99      444
Jan-00      453
Feb-00      489
Mar-00      579
Apr-00      593
May-00      614
Jun-00      612
Jul-00      614
Aug-00      637
Sep-00      661
Oct-00      754
Nov-00      870
Dec-00      878
Jan-01      732
Feb-01      721
Mar-01      754
Apr-01      732
May-01      694
Jun-01      733
Jul-01      737
Aug-01      724
Sep-01      911
Oct-01      859
Nov-01      742
Dec-01      726
Jan-02      687
Feb-02      710
Mar-02      609
Apr-02      588
May-02      631
Jun-02      774
Jul-02      869
Aug-02      876
Sep-02      959
Oct-02      965
Nov-02      786
Dec-02      789
Jan-03      734
Feb-03      743
Mar-03      676
Apr-03      547
May-03      590


After peaking at over 10.0% a year ago, default rates are still falling. According to Moody's Investors Service, the trailing twelve month default rate at the end of May was 6.4%. In addition, Moody's forecasts the default rate to fall to 6.2% over the next year. While still high by historical standards, the declining default rate has been a primary factor behind the narrowing risk premium in the high yield market.


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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2003
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

LTM HIGH YIELD DEFAULT RATE (SOurce: Moody's)

May 01            8.00
June 01           8.35
July 01           8.75
August 01         9.25
September 01      9.50
October 01       10.125
November 01      10.25
December 01      10.60
January 02       10.80
February 02      10.70
March 02         10.50
April 02         10.40
May 02           10.60
June 02          10.30
July 02          10.20
August 02        10.00
September 02      9.80
October 02        9.30
November 02       8.90
December 02       8.50
January 03        7.70
February 03       7.80
March 03          7.00
April 03          6.75
May 03            6.40


As the economy stabilized, we expected lower quality issuers to outperform higher quality issuers. What we did not expect was the enormous disparity in performance by credit quality. The triple-C-rated subset of the high yield market returned 36.1% for the last six months, versus only 11.9% for the double-B-rated portion of the market. Industries dominated by triple-C-rated issuers, such as Utilities and Telecommunications, outperformed strongly, while Steel was the only industry to post a negative return. Positions in HEALTHSOUTH and FLEMING, both of which have been sold, were a drag on the Fund's performance. On the plus side, the Fund scored winning investments in MADISON RIVER COMMUNICATIONS, NEXTEL COMMUNICATIONS, AES CORP, and CALPINE.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

HIGH YIELD PERFORMANCE BY CREDIT QUALITY
(11/31/02 - 5/31/03), source: Merrill Lynch)

CCC Index    36.1%
B Index      13.6%
BB Index     11.9%



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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2003
--------------------------------------------------------------------------------

OUTLOOK:

We continue to be optimistic about the outlook for high yield bonds. At a micro level, most financially leveraged companies remain intent on reducing their debt levels. In addition, while interest rates have been low for some time, only recently have the low rates been reflected meaningfully in corporate borrowing costs (through tighter spreads). Lower debt levels and lower borrowing costs tend to result in healthier credit profiles. Although no one can predict the future, we believe we are in the middle of an improving credit cycle where spreads are poised to tighten further. In this environment, the market's 9.25% yield is attracting investor attention. Thus far in 2003, fund flows into public high yield mutual funds have already exceeded the inflows for all of 2002.

Recent additions to the fixed income portion of the Fund include GEORGIA PACIFIC, TRW AUTOMOTIVE, and WILLIAMS COMPANIES. The common investment themes in these new positions are strong market shares, solid cash flows, and management teams committed to reducing debt and improving their credit profile. Our goal for the fixed income portion of the Fund is to provide consistent returns, characterized by a high level of current income. As always, rigorous fundamental credit research will be the key to uncovering superior investment opportunities in the high yield bond market.


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                                    CHARTWELL
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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2003
--------------------------------------------------------------------------------

EQUITY RETURNS

CWF (as a % of total investments)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Equities
48%

Bonds
40%

REITs
7%

Utilities
5%


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMMON STOCK RETURNS
SIX MONTHS ENDING MAY 21, 2003

CWF Equities
7.6%

S&P 500
3.9%

Dow Jones
Industrial Average
0.7%

Equity markets were up for the six months ending 5/31/03. The war in Iraq was concluded with much media coverage and anxiety. Congress passed an extremely beneficial tax bill which should help equity income investors. Corporate governance and integrity of management are now among the first issues that investors address, trends that will benefit shareholders.

The performance of the primary sectors within the equity portion of the Fund are highlighted below. Within the Energy sector, the Fund held positions in MARATHON and OCCIDENTAL PETROLEUM, two U.S. domestic integrated oil firms that benefited from higher oil prices and refining margins. Consumer Staples were also a strong area during the period, fueled largely by the position in tobacco companies such as ALTRIA GROUP and CAROLINA GROUP. While these companies are under political and legal scrutiny, they generate large cash flows and each pays a substantial dividend. On the negative side, within Consumer Cyclicals the Fund had poor results in holding shares of STANLEY WORKS, the maker of Stanley brand tools, and GENERAL MOTORS. Both stocks were sold based upon their losing market shares to competitors and questionable balance sheet characteristics. Finally, Basic Materials was simply an underperforming group hampered by high oil and gas input costs and low demand for basic products such as aluminum and chemicals.

The best stocks within the Fund during the period were FANNIE MAE (FNM), CAROLINA GROUP (CG), INTERNATIONAL BUSINESS MACHINES (IBM), FLEET BOSTON FINANCIAL (FBF), and MASCO (MAS). The worst stocks in the portfolio were STANLEY WORKS (SWK), CHUBB (CB), and ABBOTT LABORATORIES (ABT). Happily, this solid performance led the Fund to positive results.


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                                    CHARTWELL
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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2003
--------------------------------------------------------------------------------

OUTLOOK:

We believe that the underlying fundamentals of the market continue to look attractive as measured by the S&P 500 Index. Earnings are expected to grow 10% this year and 14% next year according to the most recent estimates. The forward price/earnings ratio is at 16.7x, which is roughly in-line with its historical average over the last twenty years. In addition, there is a tremendous amount of money still in money market and checking accounts earning virtually nothing. Many individuals are shocked when they check the interest they are earning in CDs and savings accounts. In addition, there is a perception of a safer investment climate after the Iraqi war and better corporate governance. In addition, the recently passed tax legislation encourages investment, especially in dividend paying stocks. Combining the reasonable valuation, improving earnings prospects, excess liquidity and beneficial tax changes we are still excited about the prospects for good returns in certain areas during the rest of the year. We will continue to focus on high quality companies with strong income production. Especially in today's environment, we hope our investment strategy will provide satisfactory returns for our investors.


                                       10
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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2003
--------------------------------------------------------------------------------

UTILITY RESULTS

CWF (as a % of total investments)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Equities
48%

Bonds
40%

REITS
7%

Utilities
5%


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

UTILITY RETURNS
SIX-MONTHS ENDING MAY 31, 2003

S&P Utility Sector
20.4%

CWF Utilities
17.1%

Utility stocks had an strong six months, ending the period up more than 17%. Both traditional, heavily regulated utilities and companies focused on less certain unregulated businesses did extremely well. The valuations that we saw six months ago, along with exceptional dividend yields that will be further helped by beneficial tax treatment, propelled the group upward. In addition, high leverage and questionable liquidity, along with severe rating agency inquiry, had previously been a dark cloud hanging over the sector and is now lifting. When RELIANT RESOURCES, a major operator in the deregulated power production business, received an extension of its bank funding, it marked the turning point for the whole group.

Most of the news on individual stocks is quite good. Among our best stocks was TEPPCO PARTNERS (TPP), a major transporter of refined petroleum products and petroleum gases, which came from a previously depressed price and benefited from good volumes. Also helping the Fund was KINDER MORGAN PARTNERS (KMP), which also owns an extensive array of gas and oil transportation and storage facilities. Finally, EXELON (EXC), our neighborhood power company here in Berwyn, Pennsylvania, provided very strong returns based on high power prices, good finances and steady operation of their nuclear and other power facilities. The only utility which really disappointed us was KEYSPAN ENERGY (KSE). In January, KSE diluted earnings expectations by selling equity on the open market in order to improve its balance sheet, a move the market did not expect. The stock has recovered most of its ground since the equity sale, but still provided just mediocre results during the last six months.

Many of the high-yielding, heavily regulated stocks are presently trading at the top of their valuation ranges, which is only a modest discount to the broad markets. We are shifting our focus to those companies who are mending their balance sheets, reducing capital expenditures and increasing cash flow, such as DUKE ENERGY. We also are looking at heavily regulated utilities which are still in the lower end of their valuation range. Overall, because of the recent run-up in most of the stocks, we are not adding to positions currently, but continue to hold shares in quality stocks which pay strong dividends.


                                       11
                                      ----
                                    CHARTWELL
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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2003
--------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS

CWF (as a % of total investments)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Equities
48%

Bonds
40%

REITs
7%

Utilities
5%

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

REIT Returns
SIX-MONTHS ENDING MAY 31, 2003


Morgan Stanley
REIT Index
12.2%

CWF REITs
12.3%

Unexpectedly, Real Estate Investment Trusts ("REITs") continued to outperform the broad markets during the period. We attribute this to the investing public's need for high yielding securities as an alternative to extremely low yielding Treasuries. Even as the markets improved, the usually defensive REIT sector continued to exhibit strong positive returns. Many of these stocks are not trading on individual fundamentals such as cash flow and value versus underlying real estate fundamentals. The Fund is maintaining its position in select REITs with either exceptional cash flow characteristics or inexpensive prices, but is not carrying an aggressive weight in the sector.

The following were the best stocks in the REIT portfolio: DUKE REALTY (DRE), a diversified manager of office, industrial and retail properties; iStar Financial
(SFI), which provides mortgage and structured financing to other real estate investors; and BOSTON PROPERTIES (BXP), one of the largest providers of major metropolitan area office space in the United States. Hurting the portfolio were HEALTHCARE REALTY TRUST (HR) and RECKSON ASSOCIATES (RA). HR fell in early March on concerns that Healthsouth, a major tenent, would not pay its rents due to investigations or impropriety at that company. HR has since recovered its losses. RA, an office and industrial real estate owner/operator in the New York area, has fallen under concerns they may not maintain their current dividend payout. That stock too has largely recovered.


                                       12
                                      ----
                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2003
--------------------------------------------------------------------------------

UTILIZATION OF LEVERAGE

The Chartwell Dividend and Income Fund has utilized leverage through the issuance of commercial paper. As of May 31, 2003, the Fund had $50 million in leverage outstanding (out of $60 million available) in the form of commercial paper rated A1/P1 by Moody's Investors Service, Inc./Standard & Poor's Ratings Group. These ratings should enhance the marketability and reduce the interest costs associated with the issuance of the commercial paper. However, it must be noted that the utilization of leverage involves the risk of lower portfolio returns if the cost of leverage is higher than the resulting yields on assets or if the Fund experiences capital losses in excess of the yield spread, if any. Therefore, the addition of leverage also increases the potential volatility of the Fund. The Fund has the ability to leverage to a maximum of 33% of the Fund's gross assets.

The Fund utilizes leveraging to seek to enhance the yield and net asset value of its common stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues commercial paper, which is issued at a discount equivalent to short-term interest rates, and invests the proceeds in long-term securities. The interest earned on these investments is paid to common stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's common stock. However, in order to benefit common stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit common stock shareholders. IF EITHER OF THESE CONDITIONS CHANGE, THEN THE RISKS OF LEVERAGING WILL BEGIN TO OUTWEIGH THE BENEFITS.

To illustrate these concepts, assume a fund's common stock capitalization of $100 million and the issuance of commercial paper for an additional $50 million, creating a total value of $150 million available for investment in long-term securities. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays a discount on the $50 million of commercial paper based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the discount paid to commercial paper holders is significantly lower than the income earned on the Fund's long-term investments, and therefore the common stock shareholders are the beneficiaries of the incremental yield.

                                       13
                                      ----
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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2003
--------------------------------------------------------------------------------

However, IF SHORT-TERM INTEREST RATES RISE, narrowing the differential between short-term and long-term interest rates, THE INCREMENTAL YIELD PICK-UP ON THE COMMON STOCK WILL BE REDUCED OR ELIMINATED COMPLETELY. At the same time, the market value on the Fund's common stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, IF LONG-TERM INTEREST RATES RISE, THE COMMON STOCK'S NET ASSET VALUE WILL REFLECT THE FULL DECLINE IN THE PRICE OF THE PORTFOLIO'S INVESTMENTS, SINCE THE VALUE OF THE FUND'S COMMERCIAL PAPER DOES NOT FLUCTUATE. In addition to the decline in net asset value, the market value of the Fund's common stock may also decline.


                                       14
                                      ----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2003
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)
                                                       NUMBER OF      MARKET
                                                         SHARES       VALUE
                                                       ---------   ------------
COMMON STOCK--75.2%
AEROSPACE & DEFENSE--1.0%
Northrop Grumman Corporation.........................     15,000   $  1,319,250
                                                                   ------------
AUTOMOTIVE--0.0%
General Motors Corporation...........................        400         14,132
                                                                   ------------
BANKS--8.4%
AmSouth Bancorporation...............................     50,760      1,132,963
Bank of America Corporation..........................     21,000      1,558,200
Comerica, Inc........................................     40,570      1,877,174
FleetBoston Financial Corporation....................    106,600      3,152,162
HSBC Holdings Plc....................................     13,240        784,735
Synovus Financial Corporation........................     46,000      1,049,720
Washington Mutual, Inc...............................     35,000      1,427,300
                                                                   ------------
                                                                     10,982,254
                                                                   ------------
CHEMICALS--0.8%
E.I. Du Pont de Nemours & Company....................     25,000      1,053,500
                                                                   ------------
COMMUNICATIONS--1.0%
SBC Communications, Inc..............................     52,735      1,342,633
                                                                   ------------
COMPUTER SERVICES--4.1%
International Business Machines Corporation..........     60,000      5,282,400
                                                                   ------------
CONTAINERS & PACKAGING--0.8%
Newell Rubbermaid, Inc...............................     35,000        997,500
                                                                   ------------
ELECTRICAL SERVICES--3.8%
Cinergy Corporation..................................     34,800      1,320,312
DQE, Inc.............................................     60,000        986,400
Duke Energy Corporation..............................     68,168      1,321,096
Exelon Corporation...................................     14,000        802,200
Progress Energy, Inc.................................     12,000        564,600
                                                                   ------------
                                                                      4,994,608
                                                                   ------------
FINANCIAL SERVICES--8.8%
Alliance Capital Management Holdings LP..............     75,000      2,625,000
Citigroup, Inc.......................................     64,336      2,639,063
Fannie Mae...........................................     55,300      4,092,200
Freddie Mac..........................................     20,000      1,196,200
Morgan Stanley.......................................     20,940        958,005
                                                                   ------------
                                                                     11,510,468
                                                                   ------------


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       15
                                      ----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2003
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
                                                       NUMBER OF      MARKET
                                                         SHARES       VALUE
                                                       ---------   ------------
COMMON STOCK (CONTINUED)
FOOD, BEVERAGE & TOBACCO--5.8%
Altria Group, Inc....................................     60,700   $  2,506,910
ConAgra Foods, Inc...................................     50,000      1,213,500
General Mills, Inc...................................     21,000        982,380
HJ Heinz Company.....................................     30,000        992,100
Loews Corporation - Carolina Group...................     74,430      1,872,659
                                                                   ------------
                                                                      7,567,549
                                                                   ------------
GAS/NATURAL GAS--3.3%
AmeriGas Partners LP.................................     15,200        400,368
KeySpan Corporation..................................     30,000      1,056,600
Kinder Morgan Energy Partners LP.....................     45,000      1,769,850
Northern Border Partners Limited.....................     26,600      1,079,960
                                                                   ------------
                                                                      4,306,778
                                                                   ------------
HOUSEHOLD FURNITURE & FIXTURES--1.4%
Masco Corporation....................................     75,000      1,845,000
                                                                   ------------
INSURANCE--10.1%
ACE Limited..........................................    110,580      4,036,170
AON Corporation......................................     30,000        769,800
Hartford Financial Services Group, Inc...............     68,000      3,171,520
Lincoln National Corporation.........................     57,072      1,986,105
St. Paul Companies...................................     44,935      1,643,722
Travelers Property Casualty Corporation,
   Class A...........................................     97,390      1,590,379
                                                                   ------------
                                                                     13,197,696
                                                                   ------------
METALS--0.0%
Alcoa, Inc...........................................      2,200         54,142
                                                                   ------------
OFFICE FURNITURE & FIXTURES--3.5%
3M Company...........................................     15,000      1,897,050
Pitney Bowes, Inc....................................     70,000      2,688,700
                                                                   ------------
                                                                      4,585,750
                                                                   ------------
PAPER & PAPER PRODUCTS--1.4%
International Paper Company..........................     22,000        806,740
MeadWestvaco Corporation.............................     40,000      1,001,600
                                                                   ------------
                                                                      1,808,340
                                                                   ------------


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       16
                                      ----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2003
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                       NUMBER OF      MARKET
                                                         SHARES       VALUE
                                                       ---------   ------------
COMMON STOCK (CONTINUED)
PETROLEUM & FUEL PRODUCTS--5.7%
ConocoPhillips.......................................     22,902   $  1,236,021
Diamond Offshore Drilling, Inc.......................     38,930        885,268
Exxon Mobil Corporation..............................     38,000      1,383,200
Marathon Oil Corporation.............................     40,000      1,029,200
Occidental Petroleum Corporation.....................     50,000      1,687,000
TEPPCO Partners LP...................................     34,800      1,190,160
Tri-Union Development Corporation(a).................        590             --
Tribo Petroleum Corporation, Private Company,
   Parent of Tri-union Development(a)................      1,000             --
                                                                   ------------
                                                                      7,410,849
                                                                   ------------
PHARMACEUTICALS--3.1%
Abbott Laboratories..................................     13,500        601,425
Bristol-Myers Squibb Company.........................     47,300      1,210,880
Wyeth................................................     50,000      2,192,500
                                                                   ------------
                                                                      4,004,805
                                                                   ------------
PROFESSIONAL SERVICES--0.8%
Halliburton Company..................................     45,000      1,074,150
                                                                   ------------
REAL ESTATE INVESTMENT TRUSTS--11.0%
Boston Properties, Inc...............................     30,000      1,257,600
BRE Properties, Class A..............................     19,500        628,290
CarrAmerica Realty Corporation.......................     32,600        905,628
Duke Realty Corporation..............................    108,820      3,088,312
Equity Office Properties Trust.......................     40,800      1,097,928
Healthcare Realty Trust, Inc.........................     62,587      1,818,152
iStar Financial, Inc.................................     50,000      1,650,000
Mack-Cali Realty Corporation.........................     27,682        951,430
Reckson Associates Realty Corporation................     80,000      1,620,000
SL Green Realty Corporation..........................     39,200      1,353,968
                                                                   ------------
                                                                     14,371,308
                                                                   ------------
TESTING LABORATORIES--0.4%
Monsanto Company.....................................     26,000        521,300
                                                                   ------------
TOTAL COMMON STOCK (COST $90,542,472)                                98,244,412
                                                                   ------------


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       17
                                      ----
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

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2003
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                       PRINCIPAL      MARKET
                                                        AMOUNT        VALUE
                                                       ---------   ------------
NON-CONVERTIBLE BONDS--61.8%
AEROSPACE & DEFENSE--0.9%
Sequa Corporation
   9.000%, 08/01/09.................................. $1,100,000   $  1,133,000
                                                                   ------------
AIRCRAFT--0.2%
Atlas Air, Inc.
   10.750%, 08/01/05.................................    950,000        223,250
                                                                   ------------
APPAREL/TEXTILES--1.2%
Levi Strauss & Co.
   11.625%, 01/15/08.................................  1,330,000      1,143,800
Phillips Van Heusen+
   8.125%, 05/01/13..................................    405,000        417,150
                                                                   ------------
                                                                      1,560,950
                                                                   ------------
AUTOMOTIVE--3.0%
Advanced Accessory Systems Company+
   10.750%, 06/15/11.................................  1,275,000      1,306,875
Collins & Aikman Products
   10.750%, 12/31/11.................................  1,055,000        912,575
TRW Automotive, Inc.+
   11.000%, 02/15/13.................................  1,580,000      1,655,050
                                                                   ------------
                                                                      3,874,500
                                                                   ------------
BANKS--1.1%
Western Financial
   9.625%, 05/15/12..................................  1,330,000      1,389,850
                                                                   ------------
BROADCASTING, NEWSPAPERS & ADVERTISING--1.7%
Charter Communications Holdings, LLC
   10.750%, 10/01/09.................................  1,480,000      1,087,800
EchoStar DBS Corporation
   10.375%, 10/01/07.................................  1,010,000      1,119,838
                                                                   ------------
                                                                      2,207,638
                                                                   ------------
BUILDING & CONSTRUCTION SUPPLIES--3.4%
Atrium Companies, Inc., Series B
   10.500%, 05/01/09                                   1,180,000      1,259,650
Georgia-Pacific Corporation+
   8.875%, 02/01/10..................................  1,010,000      1,055,450


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       18
                                      ----
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

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2003
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                       PRINCIPAL      MARKET
                                                        AMOUNT        VALUE
                                                      ----------   ------------
NON-CONVERTIBLE BONDS (CONTINUED)
Integrated Electrical Services, Inc., Series C
   9.375%, 02/01/09.................................. $1,180,000   $  1,203,600
MMI Products, Inc., Series B
   11.250%, 04/15/07.................................  1,180,000        902,700
                                                                   ------------
                                                                      4,421,400
                                                                   ------------
CHEMICALS--2.1%
FMC Corporation
   10.250%, 11/01/09.................................    780,000        879,450
Lyondell Chemical Company
   9.500%, 12/15/08..................................  1,130,000      1,087,625
Rhodia SA+
   8.875%, 06/01/11..................................    780,000        787,800
                                                                   ------------
                                                                      2,754,875
                                                                   ------------
CONSUMER PRODUCTS--0.7%
American Achievement Corporation, Series B
   11.625%, 01/01/07.................................    800,000        869,000
                                                                   ------------
CONTAINERS & PACKAGING--3.9%
Crown Euro Holdings SA+
   9.500%, 03/01/11..................................  1,130,000      1,183,675
Owens-Brockway Glass Container, Inc.
   8.750%, 11/15/12..................................  1,170,000      1,250,438
Pliant Corporation
   13.000%, 06/01/10.................................  1,250,000      1,143,750
Pliant Corporation
   11.125%, 09/01/09.................................    840,000        869,400
US Can Corporation, Series B
   12.375%, 10/01/10.................................  1,000,000        705,000
                                                                   ------------
                                                                      5,152,263
                                                                   ------------
ELECTRICAL EQUIPMENT--1.8%
Juno Lighting, Inc.
   11.875%, 07/01/09.................................  1,500,000      1,601,250
Knowles Electronics, Inc.
   13.125%, 10/15/09.................................  1,000,000        820,000
                                                                   ------------
                                                                      2,421,250
                                                                   ------------


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       19
                                      ----
                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2003
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                       PRINCIPAL      MARKET
                                                        AMOUNT        VALUE
                                                      ----------   ------------
NON-CONVERTIBLE BONDS (CONTINUED)
ENERGY--4.0%
Bluewater Finance Limited
   10.250%, 02/15/12................................. $1,080,000   $  1,096,200
Frontier Oil Corporation
   11.750%, 11/15/09.................................  1,500,000      1,657,500
Lone Star Technologies, Series B
   9.000%, 06/01/11..................................    850,000        884,000
Tri-Union Development Corporation(e)
   12.500%, 06/01/06.................................    846,000        423,000
Tri-Union Development Corporation, Series AI(e)
   12.500%, 06/01/06.................................     62,500         31,250
Vintage Petroleum
   9.750%, 06/30/09..................................  1,010,000      1,083,225
                                                                   ------------
                                                                      5,175,175
                                                                   ------------
ENTERTAINMENT--2.9%
Alliance Atlantis Communications, Inc.
   13.000%, 12/15/09.................................  1,580,000      1,809,100
Muzak LLC+
   10.000%, 02/15/09.................................    350,000        360,500
Royal Caribbean Cruises
   8.750%, 02/02/11..................................    780,000        787,800
Town Sports International+
   9.625%, 04/15/11..................................    860,000        898,700
                                                                   ------------
                                                                      3,856,100
                                                                   ------------
ENVIRONMENTAL SERVICES--0.6%
Allied Waste North America, Series B
   8.500%, 12/01/08..................................    760,000        803,700
                                                                   ------------
FINANCIAL SERVICES--1.8%
H&E Equipment Finance
   11.125%, 06/15/12.................................  1,280,000      1,113,600
United Rentals, Inc., Series B
   10.750%, 04/15/08.................................  1,150,000      1,230,500
                                                                   ------------
                                                                      2,344,100
                                                                   ------------


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       20
                                      ----
                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2003
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                       PRINCIPAL      MARKET
                                                        AMOUNT        VALUE
                                                      ----------   ------------
NON-CONVERTIBLE BONDS (CONTINUED)
FOOD, BEVERAGE & TOBACCO--0.8%
Land O'Lakes, Inc.
   8.750%, 11/15/11.................................. $1,330,000   $  1,004,150
                                                                   ------------
HOTELS & LODGING--2.0%
Intrawest Corporation
   9.750%, 08/15/08..................................  1,050,000      1,086,750
Resort International Hotel and Casino
   11.500%, 03/15/09.................................  1,680,000      1,533,000
                                                                   ------------
                                                                      2,619,750
                                                                   ------------
HOUSEHOLD PRODUCTS--0.7%
Interface, Inc.
   10.375%, 02/01/10.................................    970,000        856,025
                                                                   ------------
MACHINERY--0.5%
Better Minerals & Aggregates Company
   13.000%, 09/15/09.................................  1,000,000        685,000
                                                                   ------------
MEDICAL--0.9%
Res-Care, Inc.
   10.625%, 11/15/08.................................  1,280,000      1,171,200
                                                                   ------------
METALS--2.0%
Century Aluminum Company
   11.750%, 04/15/08.................................    380,000        389,500
Euramax International PLC
   11.250%, 10/01/06.................................  1,250,000      1,293,750
Wolverine Tube, Inc.
   10.500%, 04/01/09.................................    900,000        967,500
                                                                   ------------
                                                                      2,650,750
                                                                   ------------
MISCELLANEOUS INDUSTRIAL--2.0%
Foamex Capital Corporation
   10.750%, 04/01/09.................................  1,060,000        853,300
International Wire Group, Inc.
   11.750%, 06/01/05.................................  1,500,000      1,042,500
Tekni-Plex, Inc., Series B
   12.750%, 06/15/10.................................    780,000        768,300
                                                                   ------------
                                                                      2,664,100
                                                                   ------------


                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       21
                                      ----
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

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2003
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                       PRINCIPAL      MARKET
                                                        AMOUNT        VALUE
                                                      ----------   ------------
NON-CONVERTIBLE BONDS (CONTINUED)
PHARMACEUTICALS--0.8%
Matria Healthcare, Series B
   11.000%, 05/01/08................................. $1,080,000   $  1,090,800
                                                                   ------------
PRINTING & PUBLISHING--3.5%
Mail-Well I Corporation
   9.625%, 03/15/12..................................  1,140,000      1,174,200
MDC Corporation, Inc.
   10.500%, 12/01/06.................................    850,000        884,000
Vertis, Inc., Series B
   10.875%, 06/15/09.................................  1,230,000      1,193,100
Von Hoffman Corporation
   10.250%, 03/15/09.................................  1,230,000      1,273,050
                                                                   ------------
                                                                      4,524,350
                                                                   ------------
REAL ESTATE--3.5%
CB Richard Ellis Service
   11.250%, 06/15/11.................................    850,000        888,250
LNR Property Corporation
   10.500%, 01/15/09.................................  1,180,000      1,264,075
Tech Olympic USA, Inc.
   9.000%, 07/01/10..................................  1,030,000      1,076,350
WCI Communities, Inc.
   10.625%, 02/15/11.................................  1,190,000      1,291,150
                                                                   ------------
                                                                      4,519,825
                                                                   ------------
REAL ESTATE INVESTMENT TRUSTS--1.2%
Felcor Lodging LP
   9.500%, 09/15/08..................................    780,000        780,000
MeriStar Hospitality
   10.500%, 06/15/09.................................    855,000        835,762
                                                                   ------------
                                                                      1,615,762
                                                                   ------------
RESTAURANTS--0.9%
Sbarro, Inc.
   11.000%, 09/15/09.................................  1,180,000      1,147,550
                                                                   ------------


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       22
                                      ----
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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2003
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                       PRINCIPAL      MARKET
                                                        AMOUNT        VALUE
                                                      ----------   ------------
NON-CONVERTIBLE BONDS (CONTINUED)
RETAIL--2.9%
Autonation, Inc.
   9.000%, 08/01/08.................................. $1,130,000   $  1,237,350
Mothers Work, Inc.
   11.250%, 08/01/10.................................  1,380,000      1,504,200
Sonic Automotive, Inc., Series D
   11.000%, 08/01/08.................................  1,000,000      1,060,000
                                                                   ------------
                                                                      3,801,550
                                                                   ------------
SEMI-CONDUCTORS/INSTRUMENTS--3.0%
AMI Semiconductor, Inc.+
   10.750%, 02/01/13.................................  1,230,000      1,356,075
ASAT Finance LLC
   12.500%, 11/01/06.................................    487,500        392,437
ON Semiconductor Corporation
   13.000%, 05/15/08.................................  1,000,000        975,000
Solectron Corporation
   9.625%, 02/15/09..................................  1,130,000      1,220,400
                                                                   ------------
                                                                      3,943,912
                                                                   ------------
TELEPHONES & TELECOMMUNICATIONS--2.3%
Madison River Financial
   13.250%, 03/01/10.................................  1,500,000      1,440,000
Nextel Communications
   9.375%, 11/15/09..................................    980,000      1,055,950
Pac-West Telecommunications, Inc.
   13.500%, 02/01/09.................................  1,000,000        535,000
                                                                   ------------
                                                                      3,030,950
                                                                   ------------
TRANSPORTATION--1.8%
General Maritime Corporation+
   10.000%, 03/15/13.................................  1,080,000      1,158,300
Pacer International, Inc., Series B
   11.750%, 06/01/07.................................  1,180,000      1,258,175
                                                                   ------------
                                                                      2,416,475
                                                                   ------------


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       23
                                      ----
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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2003
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                    PRINCIPAL AMOUNT/
                                                        NUMBER OF     MARKET
                                                        SHARES        VALUE
                                                      ----------   ------------
NON-CONVERTIBLE BONDS (CONTINUED)
TRUCKING--1.0%
North American Van Lines
   13.375%, 12/01/09................................. $1,180,000   $  1,274,400
                                                                   ------------
UTILITIES--2.7%
AES Corporation
   9.500%, 06/01/09..................................  1,680,000      1,604,400
Calpine Corporation
   8.750%, 07/15/07..................................  1,330,000        937,650
TNP Enterprises, Inc., Series B
   10.250%, 04/01/10.................................  1,105,000      1,060,800
                                                                   ------------
                                                                      3,602,850
                                                                   ------------
TOTAL NON-CONVERTIBLE BONDS
   (COST $81,536,320) ...............................                80,806,450
                                                                   ------------
PREFERRED STOCK--0.7%
CHEMICALS--0.2%
Rhone-Poulenc, Series A..............................     10,620        270,598
                                                                   ------------
GAS/NATURAL GAS--0.3%
TransCanada Pipeline.................................     14,905        386,039
                                                                   ------------
INSURANCE--0.2%
Hartford Financial Services Group, Inc...............      5,000        259,850
                                                                   ------------
TOTAL PREFERRED STOCK (COST $907,218) ...............                   916,487
                                                                   ------------
WARRANTS--0.0%
Dayton Superior Corporation(a)(b)+...................      1,500             15
NTELOS, Inc.(a)(c)(e)................................      1,000             --
Pliant Corporation(a)(d)+............................      1,500          1,688
                                                                   ------------
TOTAL WARRANTS (COST $62,448) .......................                     1,703
                                                                   ------------
TOTAL INVESTMENTS--137.7%
   (COST $173,048,458) ..............................               179,969,052
                                                                   ------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       24
                                      ----
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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2003
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONCLUDED)

                                                        WRITTEN       MARKET
                                                       CONTRACTS      VALUE
                                                      ----------   -------------
COVERED CALL OPTIONS WRITTEN--(1.8)%
3M Company Jun. 125 Call.............................       (150)  $    (48,000)
Abbott Laboratories Jun. 45 Call.....................       (130)       (10,400)
ACE Limited Jun. 35 Call.............................       (300)       (43,500)
Bank of America Corporation Aug. 75 Call.............       (110)       (23,100)
Bank of America Corporation Jun. 75 Call.............       (100)        (8,500)
Bristol-Myers Squibb Company Jun. 25 Call............       (473)       (52,030)
Citigroup, Inc. Jun. 40 Call.........................       (320)       (56,000)
Diamond Offshore Drilling Jun. 22.5 Call.............       (389)       (29,175)
Duke Energy Corporation Jul.15 Call..................       (680)      (306,000)
Exelon Corporation Jul. 55 Call......................       (140)       (39,200)
Fannie Mae Jun. 75 Call..............................       (550)       (55,000)
FleetBoston Financial Corporation Jul. 27.5 Call.....     (1,000)      (250,000)
Halliburton Company Jul. 25 Call.....................       (450)       (29,250)
Hartford Financial Services Group, Inc.
   Jun. 40 Call......................................       (165)      (109,725)
International Business Machines Corporation
   Jun. 85 Call......................................       (200)       (80,000)
International Business Machines Corporation
   Jun. 90 Call......................................       (400)       (46,000)
Lincoln National Corporation Jul. 35 Call............       (570)       (65,550)
Marathon Oil Corporation Jul. 22.5 Call..............       (400)      (120,000)
Masco Corporation Jun. 22.5 Call.....................       (350)       (77,000)
Monsanto Corporation Jul. 20 Call....................       (260)       (23,400)
Occidental Petroleum Corporation Aug. 30 Call........       (500)      (185,000)
Pitney Bowes, Inc. Jul. 35 Call......................       (700)      (245,000)
SBC Communications, Inc. Jul. 25 Call................       (500)       (67,500)
St. Paul Companies Jun. 35 Call......................       (400)       (64,000)
Travelers Property Casualty Corporation
   Jun. 15 Call......................................       (450)       (61,875)
Travelers Property Casualty Corporation
   Sept. 17.5 Call...................................       (500)       (25,000)
Wyeth Jun. 40 Call...................................       (500)      (195,000)
                                                                   ------------
TOTAL COVERED CALL OPTIONS WRITTEN
   (PREMIUM RECEIVED $1,008,415) ....................                (2,315,205)
                                                                   ------------
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS--(35.9)%                (46,927,742)
                                                                   ------------
NET ASSETS--100% ....................................              $130,726,105
                                                                   ============

+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutions. At May 31, 2003, these securities amounted to $11,050,677 or 8.5% of net assets.
(a)  Non-income producing security.
(b) Each warrant entitles the holder to purchase 0.69 non-public shares at an exercise price of $0.01 per share. The warrants are exercisable until 6/15/09.
(c) Each warrant entitles the holder to purchase 1.8 shares of common stock at an exercise price of $47.58 per share. The warrants are exercisable until 8/15/10.
(d) Each warrant entitles the holder to purchase 0.69 non-public shares at an exercise price of $0.01 per share. The warrants are exercisable until 6/01/10.
(e) Securities considered illiquid. Securities fair valued using methods determined in good faith by the Valuation Committee of the Board of Directors. The total value of such securities as of May 31, 2003 was $454,250.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       25
                                      ----
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

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2003
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
AS OF MAY 31, 2003 (UNAUDITED)

ASSETS:
Investments, at value (cost $173,048,458) (Note 1)..............   $179,969,052
Cash............................................................        127,587
Interest receivable.............................................      2,504,987
Receivable for securities sold..................................      1,154,850
Receivable for reinvestment of dividends........................        179,824
Dividends receivable............................................        281,451
Prepaid expenses and other assets...............................         20,051
                                                                   ------------
     Total assets...............................................    184,237,802
                                                                   ------------
LIABILITIES:
Commercial paper (Note 4).......................................     49,961,178
Options written, at value (premiums received--
   $1,008,415) (Note 1).........................................      2,315,205
Payable for securities purchased................................        906,600
Payable for investment management fees (Note 2).................        128,071
Payable for administration fees (Note 2)........................         15,067
Accrued expenses and other liabilities..........................        185,576
                                                                   ------------
     Total liabilities..........................................     53,511,697
                                                                   ------------
NET ASSETS......................................................   $130,726,105
                                                                   ============
NET ASSETS CONSIST OF:
   Common Stock, $0.01 par value
     (authorized 100,000,000 shares)............................   $    162,059
   Additional paid-in capital...................................    209,544,089
   Distributions in excess of net investment income.............     (2,931,563)
   Accumulated net realized losses on
     investments and options....................................    (81,662,284)
   Net unrealized appreciation on investments and options.......      5,613,804
                                                                   ------------
NET ASSETS......................................................   $130,726,105
                                                                   ============
NET ASSET VALUE PER SHARE:
   $130,726,105 / 16,205,930 shares of
     Common Stock issued and outstanding........................   $       8.07
                                                                   ============


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       26
                                      ----
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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2003
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED
MAY 31, 2003 (UNAUDITED)

INVESTMENT INCOME: (NOTE 1)
Interest........................................................   $  4,857,172
Dividends ......................................................      1,820,605
                                                                   ------------
     Total investment income....................................      6,677,777
                                                                   ------------
EXPENSES:
Investment management fees (Note 2).............................        803,918
Commercial paper fees...........................................        112,511
Professional fees...............................................         94,827
Administration fees (Note 2)....................................         84,623
Printing and shareholder reports................................         51,949
Registration fees...............................................         20,397
Custodian fees..................................................         19,017
Transfer agent fees.............................................         19,002
Directors' fees and expenses....................................          9,543
Pricing fees....................................................          2,729
Other operating expenses........................................         17,970
                                                                   ------------
   Total operating expenses.....................................      1,236,486
Interest expense................................................        351,061
                                                                   ------------
   Total expenses...............................................      1,587,547
                                                                   ------------
   Less:
     Investment management fees waived (Note 2).................        (84,623)
                                                                   ------------
     Net expenses...............................................      1,502,924
                                                                   ------------
     NET INVESTMENT INCOME......................................      5,174,853
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS: (NOTE 1)
Net realized loss on investments................................     (5,470,120)
Net realized gain on call options written.......................      1,187,717
Change in net unrealized appreciation on investments
  and options...................................................     16,804,353
                                                                   ------------
Net realized and unrealized gain on investments
   and options..................................................     12,521,950
                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............   $ 17,696,803
                                                                   ============


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       27
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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2003
--------------------------------------------------------------------------------

STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED
MAY 31, 2003 (UNAUDITED)

INCREASE (DECREASE) IN CASH
Cash flows provided from (used for) operating activities:
   Interest and dividends received..............................   $  6,739,887
   Operating expenses paid......................................     (1,054,726)
   Interest paid................................................       (423,758)
   Reinvestment of dividends....................................       (179,824)
   Purchase of long-term portfolio investments..................    (70,679,704)
   Proceeds from sale of long-term portfolio investments........     68,999,684
   Net premiums received from written options transactions......      1,862,028
                                                                   ------------
     Net cash provided from operating activities................      5,263,587
                                                                   ------------
Cash flows provided from (used for) financing activities:
   Net cash provided from commercial paper issuance.............       (335,139)
   Cash dividends paid to shareholders..........................     (7,256,517)
                                                                   ------------
     Net cash used for financing activities.....................     (7,591,656)
                                                                   ------------
Net decrease in cash............................................     (2,328,069)
   Cash at beginning of period..................................      2,455,656
                                                                   ------------
   Cash at end of period........................................   $    127,587
                                                                   ============
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS TO NET CASH PROVIDED FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations............   $ 17,696,803
                                                                   ------------
   Accretion of Market Discount.................................       (157,652)
   Increase in investments......................................     (2,330,269)
   Net realized loss on investments and options.................      4,282,403
   Net change in unrealized appreciation
      on investments and options................................    (16,804,353)
   Decrease in receivable for securities sold...................      1,819,617
   Increase in receivable for reinvestment of dividends                (179,824)
   Decrease in interest and dividend receivable.................        272,470
   Increase in interest paid....................................        423,758
   Increase in commercial paper discount........................        (72,697)
   Decrease in other assets.....................................          6,755
   Increase in payable for securities purchased.................        216,194
   Increase in accrued expenses and other liabilities                    90,382
                                                                   ------------
     Total adjustments..........................................    (12,433,216)
                                                                   ------------
   Net cash provided from operating activities..................   $  5,263,587
                                                                   ============


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       28
                                      ----
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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2003
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                    FOR THE SIX       FOR THE
                                                    MONTHS ENDED     YEAR ENDED
                                                    MAY 31, 2003    NOVEMBER 30,
                                                     (UNAUDITED)        2002
                                                    ------------   ------------
OPERATIONS:
   Net investment income.......................     $  5,174,853   $ 10,541,868
   Net realized loss on investments...............    (5,470,120)   (32,558,701)
   Net realized gain on call options written......     1,187,717      3,208,389
   Change in net unrealized appreciation on
     investments and options......................    16,804,353          8,318
                                                    ------------   ------------
Net increase (decrease) in net assets
   resulting from operations......................    17,696,803    (18,800,126)
                                                    ------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net investment income..........................    (8,059,348)    10,544,215)
   Tax return of capital..........................            --     (7,287,730)
                                                    ------------   ------------
Net decrease in net assets resulting from
   dividends and distributions....................    (8,059,348)   (17,831,945)
                                                    ------------   ------------
CAPITAL STOCK TRANSACTIONS:
Reinvestment of dividends resulting in the
   issuance of Common Stock transactions..........     1,002,503      2,579,638
                                                    ------------   ------------
Net increase in net assets resulting from
   Common Stock transactions......................     1,002,503      2,579,638
                                                    ------------   ------------
Total increase (decrease) in net assets...........    10,639,958    (34,052,433)
                                                    ------------   ------------
NET ASSETS:
   Beginning of period............................   120,086,147    154,138,580
                                                    ------------   ------------
   End of period..................................  $130,726,105   $120,086,147
                                                    ============   ============


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       29
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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2003
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                        FOR THE
                                                       SIX MONTHS     FOR THE
                                                          ENDED      YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE          MAY 31, 2003  NOVEMBER 30,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE          (UNAUDITED)      2002
FINANCIAL STATEMENTS                                  ------------  -----------
NET ASSET VALUE, BEGINNING OF PERIOD ................   $   7.47      $   9.76
                                                        --------      --------
INCOME GAIN (LOSS) FROM INVESTMENT OPERATIONS: (1)
  Net investment income .............................       0.32          0.66
  Net realized and unrealized gain (loss) on
    investment transactions .........................       0.78         (1.83)
                                                        --------      --------
    Total from investment operations ................       1.10         (1.17)
                                                        --------      --------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income ..............      (0.50)        (0.66)
  Tax return of capital .............................         --         (0.46)
                                                        --------      --------
    Total dividends and distributions ...............      (0.50)        (1.12)
                                                        --------      --------
NET ASSET VALUE, END OF PERIOD ......................   $   8.07      $   7.47
                                                        ========      ========
MARKET VALUE, END OF PERIOD .........................   $   8.50      $   7.27
                                                        ========      ========
TOTAL RETURN BASED ON: (2)
  Net asset value ...................................      15.53%       (13.50)%
                                                        ========      ========
  Market value ......................................      24.63%       (22.12)%
                                                        ========      ========
RATIOS AND SUPPLEMENTAL DATA: (3)
  Net assets, end of period (000 omitted) ...........   $130,726      $120,086
                                                        ========      ========
  Total expenses including waiver of fees ...........       2.51%         2.81%
  Total expenses excluding waiver of fees ...........       2.65%         2.86%
  Total operating expenses including waiver
      of fees (4) ...................................       0.87%         1.81%
  Total operating expenses excluding waiver
      of fees (4) ...................................       1.01%         1.86%
  Commercial paper expenses .........................       0.39%         1.00%
  Net investment income including waiver of fees ....       8.64%         7.64%
  Portfolio turnover ................................         40%          102%
LEVERAGE ANALYSIS:
  Aggregate amount outstanding at end of period
    (000 omitted) ...................................   $ 50,000      $ 50,000
  Average daily balance of amortized cost of
    commercial paper outstanding (000 omitted) ......   $ 49,916      $ 56,250
  Asset coverage per $1,000 at end of period ........   $  3,684      $  3,445

--------------
(1)  Based on average shares outstanding.
(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Total investment return does not reflect brokerage commissions. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. The total investment returns calculated based on market value and net asset value for a period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the Redemption of Fund's Shares.
(3) Ratios are stated as a percentage of average weekly net assets which includes any liabilities constituting indebtedness in connection with financial leverage.
(4)  Exclusive of commercial paper expenses.
Amounts designated as "--" are $0 or have been rounded to $0.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       30
                                      ----
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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2003
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          FOR THE YEAR ENDED
                                                             NOVEMBER 30,
                                                        -----------------------
                                                          2001          2000
                                                        --------      --------
NET ASSET VALUE, BEGINNING OF YEAR ..................   $  10.33      $  12.54
                                                        --------      --------
INCOME GAIN (LOSS) FROM INVESTMENT OPERATIONS: (1)
  Net investment income .............................       0.65          0.80
  Net realized and unrealized gain (loss) on
    investment transactions .........................       0.02         (1.77)
                                                        --------      --------
    Total gain (loss) from investment operations ....       0.67         (0.97)
                                                        --------      --------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income ..............      (0.65)        (0.80)
  Tax return of capital .............................      (0.59)        (0.44)
                                                        --------      --------
    Total dividends and distributions ...............      (1.24)        (1.24)
                                                        --------      --------
NET ASSET VALUE, BEGINNING OF YEAR ..................   $   9.76      $  10.33
                                                        ========      ========
MARKET VALUE, BEGINNING OF YEAR .....................   $  10.55      $   9.56
                                                        ========      ========
TOTAL RETURN BASED ON: (2)
  Net asset value ...................................       6.15%        (7.72)%
                                                        ========      ========
  Market value ......................................      23.95%         2.02%
                                                        ========      ========
RATIOS AND SUPPLEMENTAL DATA: (3)
  Net assets, end of period (000 omitted) ...........   $154,139      $160,469
                                                        ========      ========
  Total expenses including waiver of fees ...........       2.62%         3.76%
  Total expenses excluding waiver of fees ...........         --            --
  Total operating expenses including waiver
    of fees (4) .....................................       1.36%         1.66%
  Total operating expenses excluding waiver
    of fees (4) .....................................         --            --
  Commercial paper expenses .........................       1.26%         2.10%
  Net investment income including waiver of fees ....       4.51%         6.51%
  Portfolio turnover ................................        132%          161%
LEVERAGE ANALYSIS:
  Aggregate amount outstanding at end of year
    (000 omitted) ...................................   $ 60,000      $ 60,000
  Average daily balance of amortized cost of
    commercial paper outstanding (000 omitted) ......   $ 59,690      $ 59,579
  Asset coverage per $1,000 at end of year ..........   $  3,703      $  3,743

---------
(1)  Based on average shares outstanding.
(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Total investment return does not reflect brokerage commissions. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. The total investment returns calculated based on market value and net asset value for a period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the Redemption of Fund's Shares.
(3) Ratios are stated as a percentage of average weekly net assets which includes any liabilities constituting indebtedness in connection with financial leverage.
(4)  Exclusive of commercial paper expenses.
Amounts designated as "--" are $0 or have been rounded to $0.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       31
                                      ----
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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2003
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONCLUDED)

                                                                      FOR THE
                                                                    PERIOD FROM
                                                        FOR THE       JUNE 29,
                                                       YEAR ENDED     1998* TO
                                                      NOVEMBER 30,  NOVEMBER 30,
                                                          1999          1998
                                                      -----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD ................   $   4.17    $  14.96+
                                                        --------    --------
INCOME GAIN (LOSS) FROM INVESTMENT OPERATIONS: (1)
  Net investment income .............................       0.88        0.40
  Net realized and unrealized loss on
    investment transactions .........................      (1.27)      (0.78)
                                                        --------    --------
    Total loss from investment operations ...........      (0.39)      (0.38)
                                                        --------    --------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income ..............      (0.86)      (0.41)
  Distributions from realized short-term gains ......      (0.03)         --
  Tax return of capital .............................      (0.35)         --
                                                        --------    --------
    Total dividends and distributions ...............      (1.24)      (0.41)
                                                        --------    --------
NET ASSET VALUE, BEGINNING OF PERIOD ................   $  12.54     $ 14.17
                                                        ========    ========
MARKET VALUE, BEGINNING OF PERIOD ...................   $  10.50     $ 14.19
                                                        ========    ========
TOTAL RETURN BASED ON: (2)
  Net asset value ...................................      (2.47)%     (2.48)%
                                                        ========    ========
  Market value ......................................     (18.44)%     (2.62)%
                                                        ========    ========
RATIOS AND SUPPLEMENTAL DATA: (3)
  Net assets, end of period (000 omitted) ...........   $194,859    $219,152
                                                        ========    ========
  Total expenses ....................................       2.03%       1.32%(5)
  Total operating expenses (4) ......................       1.35%       1.35%(5)
  Commercial paper expenses .........................       0.68%        N/A
  Net investment incomes ............................       6.51%       6.99%(5)
  Portfolio turnover ................................        119%         27%
LEVERAGE ANALYSIS:
  Aggregate amount outstanding at end of period
    (000 omitted) ...................................   $ 60,000         N/A
  Average daily balance of amortized cost of
    commercial paper outstanding (000 omitted) ......   $ 59,690         N/A
  Asset coverage per $1,000 at end of period ........   $  4,378         N/A

---------
*    Commencement of operations.
+ Net of offering costs of $0.04 charged to paid-in capital with respect to issuance of common shares. (1) Based on average shares outstanding.
(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Total investment return does not reflect brokerage commissions. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. The total investment returns calculated based on market value and net asset value for a period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the Redemption of Fund's Shares.
(3) Ratios are stated as a percentage of average weekly net assets which includes any liabilities constituting indebtedness in connection with financial leverage.
(4)  Exclusive of commercial paper expenses.
(5)  Annualized. Amounts designated as "--" are $0 or have been rounded to $0.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       32
                                      ----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2003
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS  (UNAUDITED)

Chartwell Dividend and Income Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on April 6, 1998 and is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a closed-end, diversified management investment company. The Fund had no operations until June 17, 1998 when it sold 6,667 shares of common stock for $100,005 to Chartwell Investment Partners, L.P. (the "Manager"). Investment operations commenced on June 29, 1998. The Fund's primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION: Investment securities of the Fund that are listed on a securities exchange, except for debt securities, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Investment securities of the Fund that are quoted on the NASDAQ market system are valued at the official closing price, or if there is none, at the last sales price. If there is no reported sale, these securities and unlisted securities for which market quotations are not readily available, are valued at last bid price. Long-term debt securities are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. All securities and assets for which quotations are not readily available are valued at fair value as determined in good faith and pursuant to a method approved by the Board of Directors. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value.

CASH AND CASH EQUIVALENTS: Idle cash is swept into a money market fund at Wachovia Bank, N.A., the Fund's custodian, and is classified as a cash and cash equivalent on the statement of assets and liabilities. Amounts so invested are generally available on the same business day.



                                       33
                                      ----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2003
--------------------------------------------------------------------------------

WRITTEN OPTIONS: When the Fund writes a covered call option, an amount equal to the premium received by the Fund is included in the Fund's statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written.

When a covered written call option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the call option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option will be extinguished. When a covered written call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. The Fund as writer of an option has no control over whether the underlying securities may be sold (called) and as a result bears the market risk of an unfavorable change in the price of the securities underlying the written option.

DIVIDENDS AND DISTRIBUTIONS: The Fund will declare and pay dividends to shareholders on a monthly basis. Long-term capital gains, if any, in excess of loss carryforwards are distributed to shareholders annually. Dividends from net investment income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from generally accepted accounting principles. Dividends and distributions to shareholders are recorded on the ex-dividend date.

The Fund currently intends to distribute a monthly fixed amount to shareholders. The Fund's final distribution for each calendar year may exceed that amount, however, to the extent necessary for the Fund to have distributed all of its net investment company taxable income and net capital gains recognized during the year, if any. If, for any calendar year, the total distributions exceed net investment company taxable income and net capital gain, the excess, distributed from the Fund's assets, will generally be treated as a tax-free return of capital and will result in a reduction in the shareholder's basis. The Board of Directors reserves the right to change the aforementioned dividend policy from time-to time.

BORROWINGS: The Fund issues short-term commercial paper at a discount from par. The discount is amortized to interest expense over the life of the commercial paper using the straight line method.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis.

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The Fund accretes original issue discount on securities using the effective interest method.


                                       34
                                      ----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2003
--------------------------------------------------------------------------------

NOTE 2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment management agreement with the Manager. The Manager manages the Fund's portfolio and makes investment decisions. For these services, the Fund pays the Manager a monthly fee at an annual rate of 0.95% of the Fund's Managed Assets. "Managed Assets" are the average weekly value of the Fund's total assets minus the sum of the Fund's liabilities, excluding debt related to leveraging, short-term debt and the aggregate liquidation preference of any outstanding preferred stock. The Manager agreed to limit the investment management fee paid to it by the Fund to 0.85% of the Fund's Managed Assets effective July 1, 2002. This waiver is voluntary and may be changed at any time.

The Fund has entered into an administration agreement with SEI Investments Global Funds Services (the "Administrator"). Under such agreement, the Administrator performs or arranges for the performance of certain administrative services necessary for the operation of the Fund. For these services, the Fund pays a fee to the Administrator based on the Fund's Managed Assets according to the following rates: 0.10% on the first $250 million of such Managed Assets and 0.09% on such Managed Assets in excess of $250 million, subject to a minimum annual fee of $180,000, which includes fees under this agreement and fees received by the Administrator from the Chartwell Large Cap Value and Chartwell Small Cap Value Funds. The Allocation of the minimum will be assessed based upon Managed Assets of the Fund and net assets of the Chartwell Large Cap Value and Chartwell Small Cap Value Funds.

Certain officers and/or directors of the Fund are officers and/or directors of the Manager. Prior to April 16, 2003 the Fund paid to each director who is not an "affiliated person" as defined in the Act a fee of $4,000 per year plus $250 for each meeting attended. As of April 16, 2003, directors fees paid by the Fund consist of $6,000 per year plus $250 for each meeting attended, plus $1,000 per year for audit committee members and an additional fee of $250 per year for the chairman of the audit committee.

For the six months ended May 31, 2003, the Fund incurred a legal expense of $68,895, to Drinker Biddle & Reath LLP, counsel for the Fund. A partner of the firm is an officer of the Fund.

NOTE 3. PURCHASE AND SALES OF INVESTMENTS

For the six months ended May 31, 2003 purchases and sales of investments, excluding short-term investments, totaled $70,574,058 and $66,361,822, respectively.


                                       35
                                      ----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2003
--------------------------------------------------------------------------------

The following table summarizes the Fund's call options written for the six months ended May 31, 2003.

                                                         NUMBER OF
                                                         CONTRACTS    PREMIUMS
                                                         ---------   ----------
         Options outstanding November 30, 2002 .......     6,324     $  726,799
         Options written .............................    37,082      3,273,526
         Options expired .............................   (18,502)    (1,719,839)
         Options exercised ...........................    (4,474)      (442,998)
         Options closed ..............................    (9,743)      (829,073)
                                                          ------     ----------
         Options outstanding May 31, 2003 ............    10,687     $1,008,415
                                                          ======     ==========
NOTE 4. COMMERCIAL PAPER

As of May 31, 2003, $50,000,000 of commercial paper was outstanding with an amortized cost of $49,961,178. The average discount rate of commercial paper outstanding at May 31, 2003 was 1.38%. The average daily balance of commercial paper outstanding for the six months ended May 31, 2003 was $49,915,884 at a weighted average discount rate of 1.61%. The maximum face amount of commercial paper outstanding at any time during the six months ended May 31, 2003, was $60,000,000. In conjunction with the issuance of the commercial paper, the Fund entered into a line of credit arrangement with a bank for $30,000,000. Interest on borrowing is based on market rates in effect at the time of borrowing. The commitment fee is computed at the rate of 0.15% per annum on the unused balance. During the six months ended May 31, 2003, there were no borrowings under this arrangement.

NOTE 5. CAPITAL STOCK

There are 100,000,000 shares of $0.01 par value common stock authorized. Of the 16,205,930 shares of common stock outstanding at May 31, 2003, the Manager owned 11,487 shares.

For the six months ended May 31, 2003 and the year ended November 30, 2002 the Fund issued 133,167 and 275,201 shares respectively, in connection with the Fund's dividend reinvestment plan.

NOTE 6. MARKET AND CREDIT RISKS

The Fund may invest in high-yielding fixed-income securities, which carry ratings of BB or lower by S&P and/or Ba1 or lower by Moody's. Investments in these higher-yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities. The Fund may invest up to 15% of its total assets in illiquid securities and other securities which may not be readily marketable. In addition, the Fund may purchase securities sold in reliance of


                                       36
                                      ----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2003
--------------------------------------------------------------------------------

Rule 144A of the Securities Act of 1933. The relative illiquidity of some of the Fund's portfolio securities may adversely affect the ability of the Fund to dispose of such securities in a timely manner and at a fair price at times when it might be necessary or advantageous for the Fund to liquidate portfolio securities.

NOTE 7. FEDERAL TAX INFORMATION

It is the Fund's intention to continue to meet the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for Federal income tax or excise tax is required.

The following summarizes the capital loss carryforwards as of May 31, 2003. These capital loss carryforwards are available to offset future gains.

                EXPIRING IN FISCAL YEAR         AMOUNT
                -----------------------         ------
                         2007                $ 8,880,255
                         2008                  9,509,213
                         2009                 25,913,206
                         2010                 30,533,344

Under the current tax law, capital and currency losses realized after October 31, 2002 are deferred and treated as occurring on the first day of the following fiscal year. For fiscal year ended November 30, 2002, the Fund elected to defer capital losses occurring between November 1, 2002 and November 30, 2002 in the amount of $230,595.

For Federal income tax purposes, the cost of securities owned at May 31, 2003, and the net realized gains or losses on securities sold for the period were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments and options, held by the Fund at May 31, 2003 were as follows:

     Federal Tax Cost ................................   $172,040,043
                                                         ------------
     Gross unrealized appreciation ...................     14,913,322
     Gross unrealized depreciation ...................     (9,299,518)
                                                         ------------
     Net unrealized appreciation .....................   $  5,613,804
                                                         ============



                                       37
                                      ----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2003
--------------------------------------------------------------------------------

NOTE 8. SUBSEQUENT EVENTS

The Board of Directors of the Fund declared the following dividends:

 DECLARATION DATE  EX-DATE        RECORD DATE      PAYABLE DATE   DIVIDEND RATE
-----------------  -------        -----------      ------------   --------------
  June 2, 2003   June 17, 2003    June 19, 2003    June 30, 2003     $0.0833
  July 1, 2003   July 15, 2003    July 17, 2003    July 31, 2003     $0.0833
  August 1, 2003 August 19, 2003  August 21, 2003  August 29, 2003   $0.0833

Effective July 1, 2003, Wachovia Bank, N.A. serves as the custodian for the Fund. Prior to July 1, 2003, PFPC Trust Company served as custodian for the Fund.


                                       38
                                      ----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2003
--------------------------------------------------------------------------------

AUTOMATIC DIVIDEND REINVESTMENT PLAN (UNAUDITED)

Pursuant to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), unless a shareholder otherwise elects, all dividend and capital gains distributions will be automatically reinvested in additional shares of common stock of the Fund by PFPC Inc., as agent for shareholders in administering the Plan (the "Plan Agent"). Shareholders who elect not to participate in the Plan will receive all dividends and distributions in cash, paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by PFPC Inc., as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to PFPC Inc., as dividend paying agent, at the address set forth below.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date. Otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares a distribution, an ordinary income dividend or a capital gain dividend (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Fund or (ii) by purchase of outstanding shares of common stock on the open market on the NYSE or elsewhere. If on the payment date of the dividend, the net asset value per share of the common stock is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of common stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on the "ex-dividend" basis or in no event more than 30 days after the

                                       39
                                      ----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2003
--------------------------------------------------------------------------------

dividend payment date to invest the dividend amount in shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price of a share of common stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. The Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus

                                       40
                                      ----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2003
--------------------------------------------------------------------------------

commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027, Attn: Closed-End Department.

FEDERAL TAX INFORMATION (UNAUDITED)

Information for Federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions for the six-months ended May 31, 2003.

ADDITIONAL INFORMATION (UNAUDITED)

During the period, there have been no material changes in the Fund's investment objective or fundamental policies that have not been approved by the shareholders. There have been no changes in the Fund's charter or By-Laws that would delay or prevent a change in control of the Fund which have not been approved by the shareholders. There have been no changes in the principal risk factors associated with investment in the Fund.

EFFECTS OF LEVERAGE

Leverage of $60 million in commercial paper was initially sold by the Fund on July 28, 1999. Through May 31, 2003, interest paid on the commercial paper ranged from 1.37% to 6.75%. As of May 31, 2003, the Fund had $20 million outstanding at 1.40% per annum maturing on June 2, 2003, and $30 million at 1.37% per annum maturing on July 7, 2003. All interest rates include fees due to the broker-dealer. The Fund must experience an annual return of 0.42% to cover interest payments on the commercial paper.


                                       41
                                      ----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2003
--------------------------------------------------------------------------------

The following table explains the potential effects of leverage on the equity returns of common shareholders:

Assumed return on portfolio
   (net of expenses) ..............  -10.00%  -5.00%   0.00%   5.00%   10.00%
Corresponding return to common
   stockholder ....................  -14.42%  -7.50%   0.58%   6.35%   13.27%

Assumes $130 million assets attributable to common shareholders; $50 million aggregate leverage with an average interest rate of 1.50%. All figures appearing above are hypothetical returns generated to assist investors in understanding the effects of leverage. Actual returns may be greater or less than those appearing in the table.

SUPPLEMENTAL PROXY INFORMATION

The Annual Meeting of Shareholders of the Chartwell Dividend and Income Fund, Inc. was held on April 16, 2003 at the offices of PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware. The description of the proposal and number of shares voted at the meeting are as follows:

--------------------------------------------------------------------------------
                                                   VOTES    VOTES     VOTES
                                                    FOR    AGAINST   WITHHELD
--------------------------------------------------------------------------------
To elect the following
directors to serve as Class
I directors for a three-
year term expiring in 2006: Kenneth F. Herlihy   11,490,803   --    263,148
                            C. Warren Ormerod    11,509,224   --    217,727



                                       42
                                      ----
                                    CHARTWELL

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2003
--------------------------------------------------------------------------------

DIRECTORS
Winthrop S. Jessup, Chairman
George W. Grosz
Kenneth F. Herlihy
C. Warren Ormerod
Bernard P. Schaffer

OFFICERS
Winthrop S. Jessup, President
Bernard P. Schaffer, Vice President
Kevin A. Melich, Vice President
Timothy J. Riddle, Vice President and Treasurer
G. Gregory Hagar, Vice President
Andrew S. Toburen, Vice President
Michael P. Malloy, Secretary
Maria E. Pollack, Assistant Secretary

INVESTMENT MANAGER
Chartwell Investment Partners, L.P.
1235 Westlakes Drive, Suite 400
Berwyn, PA 19312

ADMINISTRATOR
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456

CUSTODIAN
Wachovia Bank, N.A.
125 South Broad Street
Philadelphia, PA 19109

TRANSFER AGENT
PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103-7042

LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th & Cherry Streets
Philadelphia, PA 19103

This report, including the financial statements herein, is transmitted to the shareholders of Chartwell Dividend and Income Fund, Inc. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results should not be considered a representation of future performance. Statements and other information contained in this report are as dated and are subject to change.

The accompanying financial statements as of May 31, 2003 were not audited and accordingly, no opinion is expressed on them.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

ITEM 2.    CODE OF ETHICS.

Not applicable -- only effective for annual reports with periods ending on or after July 15, 2003.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable -- only effective for annual reports with periods ending on or after July 15, 2003.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable -- only effective for annual reports with periods ending on or after December 15, 2003.

ITEMS 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable for semi-annual financial statements.

ITEM 6.    (RESERVED)

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for semi-annual financial statements.

ITEM 8.    (RESERVED)

ITEM 9.    CONTROLS AND PROCEDURES.

(a) The registrant's Principal Executive Officer and Principal Financial Officer, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared. Further, in their opinion, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) At the date of filing this Form N-CSR, the registrants Principal Executive Officer and Principal Financial Officer are aware of no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of our evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEMS 10.  EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable.

(b) A separate certification for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2) are filed herewith. Officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 also accompany this filing as an Exhibit.

--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                           Chartwell Dividend and Income Fund, Inc.


By (Signature and Title)*              /s/ Winthrop S. Jessup
                                       -----------------------
                                       Winthrop S. Jessup, President

Date:  08/01/03





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*              /s/ Winthrop S. Jessup
                                       -----------------------
                                       Winthrop S. Jessup, President

Date: 08/01/03


By (Signature and Title)*              /s/ G. Gregory Hagar
                                       ---------------------
                                       G. Gregory Hagar, Vice President and CFO

Date:  08/01/03
* Print the name and title of each signing officer under his or her signature.